Exhibit 99.4

Pro Forma Condensed Combined Balance Sheet and Statement of Operations

for Streamline Health Solutions, Inc.

and Interpoint Partners, LLC, as of October 31, 2011 and January 31, 2011

The following unaudited pro forma condensed financial statements are presented to illustrate the effect on the historical financial position and operating results as a result of the acquisition of Interpoint Partners, LLC (“Interpoint” or ”IPP”) by Streamline Health Solutions, Inc. (“the Company”). The unaudited pro forma condensed financial statements also give effect to events that are directly attributable to the acquisition and are factually supportable, including the debt financing transaction with Fifth Third Bank, used, in part, to finance the acquisition.

The following two unaudited pro forma condensed combined statements of operations are presented using the Company’s results for the year ended January 31, 2011 and the nine months ended October 31, 2011, and Interpoint’s results for the year ended December 31, 2010 and the nine months ended September 30, 2011. The unaudited condensed combined pro forma statements of operations presents the pro forma adjustments as if the acquisition had occurred on February 1, 2010 and the unaudited pro forma condensed balance sheet is presented on a pro forma basis as to give effect to the completed acquisition as if it had occurred on October 31, 2011.

The following unaudited pro forma condensed combined balance sheet is presented using the Company’s condition as of October 31, 2011 and IPP’s as of September 30, 2011. There have been no unusual events of transactions related to IPP for the one month period ended October 31, 2011 which would require disclosure in the pro forma condensed combined financial statements.

The pro forma financial statements have been prepared using the acquisition method of accounting under GAAP, which is subject to change and interpretation. Streamline Health Solutions, Inc. has been treated as the acquirer in the completed acquisition for accounting purposes. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the pro forma financial statements.

Acquisition accounting is dependent upon certain valuations and other studies that have not yet been completed. Accordingly, the pro forma adjustments are preliminary and have been made solely for the purpose of preparing the pro forma financial statements and are based on preliminary information available at the time of the preparation of this Form 8K/A. Differences between these preliminary estimates and the final acquisition accounting could occur and these differences could have a material impact on the pro forma financial statements and the combined company’s future results of operations and financial position.

The pro forma financial statements do not reflect any cost savings or other synergies that the combined company may achieve as a result of the completed acquisition or the costs to integrate the operations of Streamline Health Solutions, Inc. and Interpoint or the costs necessary to achieve these cost savings and other synergies. The effects of the foregoing items could, individually or in the aggregate, materially impact the pro forma financial statements.

The following unaudited pro forma condensed combined financial statements, or the “pro forma financial statements” were derived from and should be read in conjunction with:

(i) the annual report on Form 10-K of Streamline Health Solutions, Inc. for the fiscal year ended January 31, 2011;

(ii) the quarterly report on Form 10-Q of Streamline Health Solutions, Inc. for the quarter and nine months ended October 31, 2011:

(iii) the Interpoint Partners, LLC audited financial statements for the year ended December 31, 2010, including the notes therein;

(iv) the Interpoint Partners, LLC unaudited balance sheets as of September 30, 2011 and 2010, the related statement of operations for the nine month periods and the cash flow statements for the nine months ended September 30, 2011 and 2010, including the notes therein.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of October 31, 2011

	September 30,	September 30,		September 30,	September 30,
	(A)	(B)		(C)
	Streamline	Interpoint			(A) + (B) +(C)
	Health, Inc.	Partners, LLC		IPP	Pro Forma
	As Reported	As Reported		Pro Forma	Combined
	Oct 31, 2011	Sept 30, 2011		Adjustments	(D)
Assets
Current assets:

			(b)	$2,212,500
Cash and cash equivalents	$300,438	$38,492	(a)	(1,848,725)	$702,705
Accounts receivable	2,563,203	174,031		—	2,737,234
Unbilled accounts receivable	411,753	—		—	411,753
Allowance for doubtful accounts	(140,000)	—		—	(140,000)
Prepaid hardware and third party software for future delivery	34,365	—		—	34,365
Prepaid customer maintenance contracts	776,253	—		—	776,253
Other prepaid assets	205,269	—		—	205,269
Deferred income taxes	167,000	—		—	167,000

Total current assets	4,318,281	212,523		363,775	4,894,579

Property and equipment:
Computer Equipment	2,824,153	3,925		—	2,828,078
Computer Software	2,037,063	—		—	2,037,063
Office furniture, fixtures and equipment	747,867	10,349		—	758,216
Leasehold improvements	639,864	29,970		—	669,834

	6,248,947	44,244		—	6,293,191
Accumulated depreciation and amortization	(5,057,977)	(7,599)		—	(5,065,576)

Total property and equipment	1,190,970	36,645		—	1,227,615

Contract receivables, less current portion	248,121	—		—	248,121
Capitalized software development, net of accumulated amortization of $14,287,329	8,090,082	—	(a)	1,628,000	9,718,082
Deferred loan costs	—		(b)	157,500	157,500
Intangible assets	—		(a)	420,000	420,000
Goodwill and indefinite intangible assets	—		(a)	4,060,100	4,060,100
Other assets, including deferred income taxes of $711,000	874,169	12,975			887,144

Total other assets	9,212,372	12,975		6,265,600	15,490,947

Total assets	$14,721,623	$262,143		$6,629,375	$21,613,141

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$726,861	$268,798		—	$995,659
Accrued compensation	800,544	—		—	800,544

			(a)	(229,148)
Accrued other expenses	279,563	249,148	(c)	164,384	463,947
Capital lease obligation	27,017	—		—	27,017
Line of credit	—	301,222	(a)	(301,222)	—
Notes payable related parties	—	996,040	(a)	(996,040)	—

Notes payable	—	404,764	(a)	(404,764)	—
Deferred revenues	3,862,154	84,399	(a)	(84,399)	3,862,154

Total current liabilities	5,696,139	2,304,371		(1,851,189)	6,149,321

Long-term liabilities:
Line of credit, less current portion	1,750,000	—	(b)	(1,750,000)	—
Term loan			(b)	4,120,000	4,120,000
Contingent consideration for earn-out	—		(a)	1,232,720	1,232,720
Lease incentive liability, less current portion	51,179	29,915	(a)	(29,915)	51,179
Convertible subordinated note payable	—		(a)	3,000,000	3,000,000
Deferred revenues, less current portion	—	184,496	(a)	(184,496)	—
Capital lease obligation, less current portion	—	—			—

Total liabilities	7,497,318	2,518,782		4,537,120	14,553,220

Stockholders’ equity:
Preferred stock, $.01 par value; 5,000,000 shares authorized, no shares issued	—	—		—	—
Common stock, $.01 par value; 25,000,000 shares authorized; 10,053,980 shares issued and outstanding	100,540	—		—	100,540

Additional paid in capital	37,595,082	—			37,595,082
			(c)	(164,384)

Accumulated ( deficit )	(30,471,317)	(2,256,639	)(a)	2,256,639	(30,635,701)

Total stockholders’ equity	7,224,305	(2,256,639)		2,092,255	7,059,921

Total liabilities and stockholder’s equity	$14,721,623	$262,143		$6,629,375	$21,613,141

See Accompanying Introduction and Notes to Unaudited Pro Forma Condensed Combined Balance Sheet

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of October 31, 2011

Description of Transaction

On December 7, 2011 the Company signed a definitive asset purchase agreement to purchase substantially all of the assets of Interpoint for $2,000,000 in cash and a $3,000,000 convertible note, prior to earn-out adjustments, at $2.00 per share. Additionally, the Agreement provides for a contingent earn-out payment in convertible subordinated notes based on Interpoint’s financial performance for the 12 month period beginning six months after closing and ended 12 months thereafter. The earn-out payment is calculated as 2 times current IPP client revenue and revenue for client contracts signed during the earn-out period plus one times revenue for the Company clients who signed a contract for IPP services during that period. As part of the acquisition, the Company assumed certain accounts payable and accrued liabilities as of the closing date.

Basis of Presentation

The pro forma financial statements were prepared using the acquisition method of accounting in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (ASC) 805, Business Combinations, and uses the fair value concepts defined in ASC 820, Fair Value Measurements and Disclosures. ASC 805 requires, among other things, that most assets acquired and liabilities assumed be recognized at their fair value as of the date the acquisition was completed. ASC 820 defines the term “fair value” and sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in ASC 820 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, Streamline Health Solutions, inc. may be required to record assets which are not intended to be used or sold and/or to value assets at fair value measures that do not reflect the Company’s intended use of those assets. Many of these fair value measurements can be highly subjective and it is also possible that other professionals, applying reasonable judgement to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Under ASC 805 acqusition-related transaction costs (e.g., advisory, legal, valuation, other professional fees) and certain acquisition-related restructuring charges impacting the target company are not included as a component of consideration transferred but are accounted for as expenses in the periods in which the costs are incurred. Total advisory, legal, regulatory and valuation costs expected to be incurred by the Company are estimated to be approximately $174,000. None of these amounts have been paid in the nine months ended October 31, 2011, and therefore, all of these costs for the Company are reflected in the unaudited pro forma condensed combined balance sheet as an accrual and a reduction to retained earnings.

(a)	To reflect the allocation of purchase consideration for the IPP acquisiton and elimination of historical equity accounts.

September 30,
Purchase price includes:
Cash, at closing	$1,848,725
Convertible subordinated note	3,000,000
Estimated Earnout	1,232,720

Total purchase price	$6,081,445

The following reconciles the net assets of Interpoint at September 30, 2011, to the amount acquired in the completed acqusiiton:

	September 30,	September 30,	September 30,
	Historical BV	Adjustment	Assumed
Cash	$38,492	$—	$38,492
Accounts Receivable	174,031	—	174,031
Property and equipment	36,645	—	36,645
Security deposits	12,975	—	12,975
Accounts payable	268,798	—	268,798
Accrued liabilities	249,148	(229,148)	20,000
Deferred rent liability	29,915	(29,915)	—
Deferred revenue	268,895	(268,895)	—
Lines of credit	301,222	(301,222)	—
Convertible notes payable—related parties	996,040	(996,040)	—
Convertible notes payable, net of discount	153,989	(153,989)	—
Notes payable—related parties	250,775	(250,775)	—

Total	$(2,256,639)	$2,229,984	$(26,655)

	September 30,	September 30,

Net working capital	(76,275)
PP&E	36,645
Deposit	$12,975
Cust. Relationships	413,000
Non-compete	7,000
Software	1,628,000
Tradename	21,000
Goodwill	4,039,100

Consideration to be transferred	$6,081,445

As part of the purchase agreement, the Company only assumes current accounts payable and accrued liabilities of $20,000 whereby the sellers must leave $75,000 in net working capital. The purchase agreement provides for an adjustment to the purchase price for working capital less than $75,000.

The net working capital as of 9/30/11 would be as follows:

	September 30,	September 30,
Cash	$38,492
Accounts receivable	174,031
Accounts payable	(268,798)
Accrued liabilities	(20,000)

Net working capital	(76,275)

Required net working capital	75,000

Adjustment to purchase price	$151,275	Adjustment to cash at closing

(b)	To record term loan used to finance the cash portion of the IPP acquisition. The term loan required the Company to pay down it’s revolving line of credit as part of the transaction.

September 30,
Term loan cash proceeds	$4,120,000
Less: Line of credit pay-off	(1,750,000)
Loan fees	(157,500)

Net cash proceeds from term loan	$2,212,500

The deferred costs associated with the term loan are as follows:

September 30,
Commitment fee	$120,000
Closing costs	10,000
Underwriter fees	27,500

Total deferred loan costs	$157,500

These cost will be amortized over the two year term of the loan.

(c)	To reflect the non-recurring costs associated with the IPP acquisiton:

September 30,
Legal fees	$100,360
Accounting/audit fees	37,024
Other advisor fees	36,000

Total	173,384

Less amount accrued	(9,000)
Total	$164,384

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

For the Twelve Months Ended January 31, 2011

	September 30,	September 30,		September 30,	September 30,
	(A)	(B)		(C)
	Streamline	Interpoint			(A) + (B) +(C)
	Health, Inc.	Partners, LLC		IPP	Pro Forma
	As Reported	As Reported		Pro Forma	Combined
	Jan 31, 2011	Dec 31, 2010		Adjustments	(D)

Revenue	$17,605,991	$1,153,791		—	$18,759,782

Operating expenses:
Cost of sales	11,291,412	400,963		—	11,692,375

			(g)	78,750
			(f)	359,356
Selling, general and administrative	6,406,190	1,101,258	(e)	150,000	8,095,554
Product research and development	1,759,694	204,794		—	1,964,488

Total operating expenses	19,457,296	1,707,015		588,106	21,752,417

Operating profit (loss)	(1,851,305)	(553,224)		(588,106)	(2,992,635)

Interest income	—	—		—	—

			(d)	(240,000)
			(c)	(494,400)
			(b)	74,734
Interest Expense	(116,392)	(15,970	)(a)	15,970	(776,058)
Other Income (expense), net	34,080	—		—	34,080
Tax (provision) benefit	(1,017,000)	—		—	(1,017,000)

Net earnings (loss)	$(2,950,617)	$(569,194)		$(1,231,802)	$(4,751,613)

Basic Loss per common share	$(0.31)				$(0.50)

Number of shares used in Basic per share computation	9,504,986				9,504,986

Diluted Loss per common share	$(0.31)				$(0.50)

Number of shares used in Diluted per share computation	9,504,986				9,504,986

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS

For the Nine Months Ended October 31, 2011

	September 30,	September 30,		September 30,	September 30,
	(A)	(B)		(C)
	Streamline	Interpoint			(A) + (B) +(C)
	Health, Inc.	Partners, LLC		IPP	Pro Forma
	As Reported	As Reported		Pro Forma	Combined
	Oct 31, 2011	Sept 30, 2011		Adjustments	(D)

Revenue	$12,598,046	$990,430		—	$13,588,476

Operating expenses:
Cost of sales	6,662,009	346,651		—	7,008,660

			(h)	(9,000)
			(g)	59,063
			(f)	333,056
Selling, general and administrative	4,742,084	1,915,338	(e)	37,500	7,078,041
Product research and development	1,063,903	—		—	1,063,903

Total operating expenses	12,467,996	2,261,989		420,619	15,150,604

Operating profit (loss)	130,050	(1,271,559)		(420,619)	(1,562,128)

Interest income	—	—		—	—

			(d)	(180,000)
			(c)	(370,800)
			(b)	48,237
Interest Expense	(67,529)	(359,667	)(a)	359,667	(570,092)
Other Income (expense), net	(42,155)	—		—	(42,155)
Tax (provision) benefit	(12,315)	—		—	(12,315)

Net Earnings (Loss)	$8,051	$(1,631,226)		$(563,515)	$(2,186,690)

Basic Earnings (Loss) per common share	$0.00				$(0.22)

Number of shares used in Basic per share computation	9,823,937				9,823,937

Diluted Loss per common share	$0.00				$(0.22)

Number of shares used in Diluted per share computation	9,837,750				9,837,750

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF EARNINGS

For the year ended January 31, 2011 and the nine months ended October 31, 2011

	September 30,	September 30,	September 30,
		YTD 10/31/11	Y/E 1/31/11
(a) To eliminate the historical interest expense of IPP as debt was not assumed as part of the acquisition		$359,667	$15,970

		YTD 10/31/11	Y/E 1/31/11
(b) To eliminate historical interest expense of Streamline Health for revolving line of credit paid off as part of closing of term loan agreement		$48,237	$74,734

		YTD 10/31/11	Y/E 1/31/11
(c) To record interest expense for term loan used to pay cash proceeds of IPP acquisition

$4,120,000 at 12% interest annually		$370,800	$494,400

		YTD 10/31/11	Y/E 1/31/11
d) To record interest on convertible subordinated note issued to IPP sellers as part of purchase price

$3,000,000 convertible subordinated note at 8% interest annually		$180,000	$240,000

		YTD 10/31/11	Y/E 1/31/11
(e) To adjust salaries of two IPP employees according to new employment contracts signed as part of acquisition and signing bonus of $50,000 each
		$37,500	$150,000

	September 30,	September 30,	September 30,

New contract annual salary	$150,000

Historical annual salary	125,000

Annual difference	$25,000

Nine month difference	$18,750

Signing bonus	$50,000

(f)	To record amortization of IPP identifiable intangible assets as follows:

	September 30,	September 30,
	Amount	Useful life
Customer relationships	$413,000	10 years
Covenants not to compete	7,000	1/2 year
Internally developed software	1,628,000	5 years
Trade name	21,000	N/A
Goodwill	4,039,100	N/A

Total	$6,108,100

The amortization of the customer relationships intangible asset and internally developed software intangible asset was calculated using the estimated economic benefit of the cash flows for those respective intangible assets over their estimated useful lives, which results in an accelerated amortization rather than amortization on a straight-line basis.

Amortization expense over the next five years is expected to be as follows:

	September 30,	September 30,
Year ended January 31,	2012	$359,356
	2013	$444,075
	2014	$443,598
	2015	$365,057
	2016	$289,270

	September 30,	September 30,	September 30,
		YTD 10/31/11	Y/E 1/31/11
Amortization expense		333,056	359,356

		YTD 10/31/11	Y/E 1/31/11
(g) To record amortization of deferred loan costs over the two year term of the term loan

Deferred loan costs	$157,500	$59,063	$78,750

		YTD 10/31/11	Y/E 1/31/11
(h) To remove transaction costs accrued as of October 31, 2011		$9,000	$—

(i) The Company did not record any tax effects when estimating the impact of the acquisition due to net operating loss carryforwards.